UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2006

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Global Entertainment Holdings/Equities, Inc.

(Exact name of registrant as specified in its charter)

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Colorado	0-27637	47-0811483
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

703 Waterford Way, Suite 690

Miami, Florida 33126

(Address of Principal Executive Office) (Zip Code)

305-374-2036

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

On June 15, 2006, an executed agreement dated June 13, 2006 was delivered to the offices of Global Entertainment, wherein Global Entertainment’s wholly owned subsidiary, IGW Software N.V. entered into an asset sale agreement to sell with full title guarantee, free from encumbrances, materially all of its software and hosting assets to V.I.P. Management Services. The assets principally consist of: software applications, hardware, material contracts, licenses, records, and intellectual property rights. Except as otherwise expressly provided in the agreement, all risks and liabilities associated with the assets and their use and operation pass to V.I.P. Management Services on the completion date of the agreement. The consideration payable for the assets is the sum of $4,900,000, which is to be paid or satisfied by V.I.P. Management Services as follows:

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$3,110,000, in cash at the closing of the asset purchase;

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$540,000, by payment into a retention account to cover potential post closing liabilities;

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$200,000 by payment of an assignment retention to facilitate the assignment of a contract with a key Company vendor; and

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the release of IGW Software, N.V. from the obligation to repay the debt of US$1,050,000 owed by IGW Software, N.V. to V.I.P. Management Services.

V.I.P. Management Services is a wholly owned subsidiary of Leisure and Gaming plc, which is currently the Company's sole customer. Completion of the asset purchase is subject to the following conditions:

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consent of a majority of the shareholders of the Company approving the sale of assets and compliance with requirements of the U.S. Securities and Exchange Commission;

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V.I.P. Management Services being satisfied with the results of its due diligence investigations into the assets; and

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the assignment and consent to assignment of any contracts, which V.I.P. Management Services considers, are necessary for it to operate or continue to use the assets.

Item 1.02

Termination of a Material Definitive Agreement.

As a result of the asset purchase agreement described in Item 1.01 above, the sale of substantially all the assets of Global Entertainment by selling Global Entertainment’s software and hosting services operations pursuant to the terms of an asset purchase agreement between Global Entertainment and certain affiliates and other shareholders of Global Entertainment in connection with the acquisition of Bayshore Media Group has been cancelled. The share exchange with Bayshore Media Group is anticipated to close following the completion of the transaction described in Item 1.01.

SECTION 7 – REGULATION FD

Item 7.01

Regulation FD Disclosure.

On June 20, 2006 the Company issued a press release reporting the execution of the asset purchase agreement. The press release is included as an exhibit to this report. The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None

(b) Pro forma financial information.

None

(c) Shell company transactions.

None

(d) Exhibits.

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Global Entertainment Holdings/Equities, Inc.

By:	/s/ CLINTON SNYDER
Clinton Snyder Chief Financial Officer

Date: June 20, 2006

INDEX TO EXHIBITS

99.1

Press Release